FIRST AMENDMENT OF FIRST
AMENDED AND RESTATED LOAN AGREEMENT

THIS FIRST AMENDMENT OF FIRST AMENDED AND RESTATED LOAN AGREEMENT (“Amendment”) is made this 14th day of May, 2010 among Summit Hotel Properties, LLC, a South Dakota limited liability company (“Summit Hotel”), Summit Hospitality V, LLC, a South Dakota limited liability company (“Summit Hospitality”) (Summit Hotel and Summit Hospitality may be collectively referred to as “Borrowers”), First National Bank of Omaha, a national banking association ("First National") as a Lender, Administrative Agent and Collateral Agent for the Lenders, M & I Marshall & Ilsley Bank, a national banking association (“M & I”), Bank Midwest, N.A. (“Bank Midwest”), Crawford County Trust & Savings, a state banking association (“Crawford”), Quad City Bank & Trust Co., a state banking association (“Quad City”), and Bankers Trust Company, N.A. (“Bankers Trust”), and amends that certain First Amended and Restated Loan Agreement dated August 31, 2009 among Borrowers, Agent and the Lenders party thereto (as amended, the “Loan Agreement”).

WHEREAS, pursuant to the Loan Agreement and the other Loan Documents, Lenders party thereto extended the Loans to Borrowers more fully described in the Loan Agreement;

WHEREAS, Borrowers, Agent and the original Lenders party to the Loan Agreement desire to add M & I and Bankers Trust as Lenders and terminate Borrowers' respective ability to obtain additional Loans under the Loan Agreement; and

WHEREAS, the parties hereto agree to amend the Loan Agreement as provided for in this Amendment.

NOW, THEREFORE, in consideration of the amendments to the Loan Agreement provided for below, the mutual covenants herein and other good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, the parties agree to amend the Loan Agreement as follows:

1.           Capitalized terms used herein shall have the meaning given to such terms in the Loan Agreement as amended in this Amendment, unless specifically defined herein.  The provisions of this Amendment shall become effective on the date of this Amendment.

2.           The definition of the term “Lenders” in the opening paragraph of the Loan Agreement is hereby amended to mean, collectively, First National, Bank Midwest, Crawford County, Quad City, M & I and Bankers Trust.  M & I and Bankers Trust each hereby acknowledge, accept and agree to the terms and provisions of the Loan Agreement, as amended, including by this Amendment, and the other Loan Documents, including, but not limited to the provisions of Article IX of the Loan Agreement, and agree to perform their respective obligations as Lenders under the Loan Agreement from and after the date of this Amendment as if they each  were an original party to the Loan Agreement.  M & I and Bankers Trust each hereby acknowledge receipt of a copy of the Loan Agreement and the other Loan Documents.  The outstanding principal balance of each Pool One Note and Pool Two Note will be reallocated among all the Lenders, including M & I and Bankers Trust, pro rata based upon each Lender's respective Commitment, and M & I and Bankers Trust will each be paid the interest rate applicable on each such Pool One Note and Pool Two Note.

3.           Schedule 1.1 of the Loan Agreement is hereby deleted in its entirety and the Schedule 1.1 attached to this Amendment is inserted in lieu thereof.

4.           Effective on the date of this Amendment, neither Borrower will request, and no Lender will be obligated to extend to Borrowers, any additional Pool One Loan or Pool Two Loan.

5.           Except as modified and amended herein, all other terms, provisions, conditions and obligations imposed under the terms of the Loan Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and affirmed by Borrowers.  To the extent necessary, the other Loan Documents are hereby amended to be consistent with the terms of this Amendment.

6.           Borrowers each certify and reaffirm by their execution of this Amendment that the representations and warranties set forth in the Loan Agreement and the other Loan Documents are true as of this date, and that no Event of Default under the Loan Agreement or any other Loan Document, and no event which, with the giving of notices or passage of time or both, would become such an Event of Default, has occurred as of execution hereof.

7.           This Amendment may be executed simultaneously in several counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment on the date first written above.

FIRST NATIONAL BANK OF OMAHA

By:	/s/ Marc T. Wisdom
Marc T. Wisdom, Vice
President

SUMMIT HOTEL PROPERTIES, LLC, a South Dakota limited liability company, by its Company Manager, THE SUMMIT GROUP, INC.

By:	/s/ Kerry W. Boekelheide
Title:	Chief Executive Officer
and Manager

SUMMIT HOSPITALITY V, LLC, a
South Dakota limited liability company,
by its member, SUMMIT HOTEL
PROPERTIES, LLC, a South Dakota
limited liability company, by its
Company Manager, THE SUMMIT
GROUP, INC.

By:	/s/ Kerry W. Boekelheide
Title:	Chief Manager

On this ____ day of May, 2010, the undersigned acknowledges and accepts the terms of this Amendment and hereby reaffirms and acknowledges the validity of his obligations under his Guaranties and other Loan Documents to which he is a party:

/s/ Kerry W. Boekelheide
Kerry W. Boekelheide

M & I MARSHALL & ILSLEY BANK

By:	/s/ Brendan Moran
Title:	Vice President

BANK MIDWEST, N.A.

By:	/s/ Andrew D. Cooper
Title:	Vice President

CRAWFORD COUNTY TRUST & SAVINGS

By:	/s/ Larry E. Andersen
Title:	SVP

QUAD CITY BANK & TRUST CO.

By:	/s/ Rebecca Skafidas
Title:	VP

BANKERS TRUST COMPANY

By:	/s/ Jon Doll
Title:	Vice President

SCHEDULE 1.1
(Commitments)

First National Bank of Omaha:	$8,987,355.33

Bank Midwest, N.A.	$13,481,033.00

Crawford County Trust & Savings	$4,493,677.67

Quad City Bank & Trust Company	$4,493,677.67

M & I Marshall & Ilsley Bank	$8,987,355.33

Bankers Trust Company,	$4,493,677.67